LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Core Bond Fund

Legg Mason Partners Inflation Management Fund

(the “Funds”)

SUPPLEMENT DATED JUNE 19, 2007

TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007

The following information supplements the Prospectuses and Statements of Additional Information for the Funds and supersedes any prior information:

Effective June 18, 2007, Class I shares of the Funds are closed to all shareholders and the share class will be closed to all sales and exchanges. Please contact your Service Agent for more information.

FD 04251